Exhibit 99.1

Tenneco Reports Second Quarter 2015 Results

  Revenue of $2.1 billion
  Continued EBIT margin improvement
  Higher year-over-year cash from operations

LAKE FOREST, Ill.--(BUSINESS WIRE)--July 24, 2015--Tenneco Inc. (NYSE: TEN) reported second quarter net income of $78 million, or $1.26 per diluted share, compared with $81 million, or $1.32 per diluted share, in second quarter 2014. Excluding expenses for restructuring and tax adjustments, net income was $86 million, or $1.39 per diluted share.

Revenue

Tenneco reported quarterly revenue of $2.130 billion. Excluding a negative currency impact of $176 million, total revenue in the quarter rose 3% year-over-year to $2.306 billion, driven by growth in both the Clean Air and Ride Performance businesses. Excluding currency, OE light vehicle revenue improved 4% on higher volumes globally and new platform launches, and global aftermarket revenue rose 6% on strong ride performance sales in North and South America and growth with new customers. While commercial truck and off-highway customer unit demand was down about 25% versus last year, excluding currency, Tenneco’s commercial truck and off-highway revenues were down 7%, or 4% on a value-add basis, based on the launch and ramp up of significant new incremental content.

EBIT

Second quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $155 million, versus $156 million last year. Adjusted EBIT for the second quarter was $162 million. Excluding a negative currency impact of $17 million, adjusted EBIT rose to $179 million.

“Tenneco delivered another solid quarter of profitability improvement, leveraging our strong light vehicle position globally and generating strong aftermarket sales. I’m especially pleased with our performance given the currency headwinds we faced and continuing weakness in commercial truck and off-highway markets around the world,” said Gregg Sherrill, Tenneco chairman and CEO. “In addition to our light vehicle and aftermarket performance, our focus on product cost leadership and execution on our restructuring initiatives contributed to our ninth consecutive quarter of margin improvement.”

Adjusted second quarter 2015 and 2014 results:

(millions except per share amounts)	Q2 2015				Q2 2014
			Net income				Net income
			attributable to				attributable to
	EBITDA*	EBIT	Tenneco Inc.	Per Share	EBITDA*	EBIT	Tenneco Inc.	Per Share
Earnings Measures	$206	$155	$78	$1.26	$208	$156	$81	$1.32

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	7	7	6	0.10	10	10	7	0.11
Net tax adjustments	-	-	2	0.03	-	-	1	0.02

Non-GAAP earnings measures	$213	$162	$86	$1.39	$218	$166	$89	$1.45

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

EBIT Margin

Tenneco continued margin expansion in the quarter with year-over-year improvement in both reported and adjusted value-add EBIT margin for the company. Ride Performance adjusted EBIT as a percentage of value-add revenue rose to 11.5% from 10.7% last year on higher light vehicle volumes, strong aftermarket sales in North and South America and the benefit of our product cost leadership and restructuring activities. Clean Air adjusted EBIT as a percent of value-add revenue was 11.2% versus 11.7% a year ago, reflecting higher light vehicle volumes but impacted by lower commercial truck and off-highway volumes and costs associated with the startup of new Clean Air plants in the U.S. and Poland, as well as a major expansion of a facility in the UK to support a number of new light vehicle and commercial truck programs.

	Q2 2015	Q2 2014
EBIT as a percent of revenue	7.3%	7.0%
EBIT as a percent of value-add revenue	9.5%	9.0%

Adjusted EBIT as a percent of revenue	7.6%	7.4%
Adjusted EBIT as a percent of value-add revenue	9.9%	9.6%

Cash

Cash generated by operations in the quarter increased to $132 million, versus $114 million a year ago, driven by strong working capital management, especially inventory improvements.

In the quarter, capital expenditures to support structural growth were $80 million versus $83 million last year.

The company repurchased 556,000 shares of common stock for $33 million in the second quarter, and year-to-date has repurchased a total of 748,000 shares for $44 million. Taking into account the company’s performance year-to-date, Tenneco now anticipates accelerating its share repurchase program and completing it by the end of 2016.

Outlook

In the third quarter, Tenneco expects growth will continue to be supported by well-established structural growth drivers:

  Increasing global light vehicle industry production;
  Emissions regulations which require new content to meet more stringent requirements;
  Increased demand for MONROE® Intelligent Suspension technologies;
  The growing global car parc, which the company serves with industry-leading aftermarket brands.

Global light vehicle industry production is expected to increase 4% in the regions where Tenneco operates. The company is well-positioned to leverage higher light vehicle volumes with its strong platform position with leading global OEMs, including launching 43 new light vehicle and commercial truck and off-highway programs.

Tenneco also expects continued content growth on commercial truck and off-highway programs to meet global emissions requirements, despite ongoing production weakness in these markets.

Increased penetration of the MONROE Intelligent Suspension system technology, including the recent launches on the Volvo XC-90 and Renault Espace is expected to further support Ride Performance growth.

The company also expects strong year-over-year sales growth from its global aftermarket business in the third quarter.

Excluding currency, Tenneco anticipates total revenue growth of about 6% in the third quarter. Based on current exchange rates, the company anticipates a currency headwind in the third quarter of approximately 7%.

Based on the most recent third party industry light vehicle production forecasts and further industry production weakness in the company’s commercial truck and off-highway business, Tenneco expects total full year revenue growth of 5%, excluding currency, within the company’s original range.

“We continue to win new business, launch new programs and ramp up incremental content, further strengthening our foundation for long term growth,” said Sherrill. “Our focus on execution, regardless of market cycles, has helped us deliver steady margin expansion, and together with our structural growth drivers, puts Tenneco in a unique position for continued profitable growth and enhanced shareholder value.”

Attachment 1
Statements of Income – 3 Months
Statements of Income – 6 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 6 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 6 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 6 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 6 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 6 Months

CONFERENCE CALL

The company will host a conference call on Friday, July 24, 2015 at 8:30 a.m. ET. The dial-in number is 888-847-6590 (domestic) or 517-308-9117 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on July 24, 2015 through August 24, 2015. To access this recording, dial 800-551-8143 (domestic) or 402-220-2056 (international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

Tenneco is an $8.4 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 29,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; Tenneco’s status as supplier for the existing program and its relationship with the customer; and the actual original equipment revenues achieved by the company for each of the last several years compared to the amount of those revenues that the company estimated it would generate at the beginning of each year. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. For certain additional assumptions upon which these estimates are based, see the slides accompanying the July 24, 2015 webcast, which will be available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

(iv) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(ix) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current European cost reduction initiatives, and to realize anticipated benefits from these plans;

(x) economic, exchange rate and political conditions in the countries where we operate or sell our products;

(xi) workforce factors such as strikes or labor interruptions;

(xii) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(xiii) the negative impact of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

(xiv) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xv) product warranty costs;

(xvi) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;

(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;

(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xix) changes in accounting estimates and assumptions, including changes based on additional information;

(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;

(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2014.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2015		2014
Net sales and operating revenues
Clean Air Division - Value-add revenues	$966		$1,026
Clean Air Division - Substrate sales	495		515
Ride Performance Division - Value-add revenues	669		700
	$2,130		$2,241

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,764	(a)	1,851	(c)
Engineering, research and development	38		42	(c)
Selling, general and administrative	121	(a)	139	(c)
Depreciation and amortization of other intangibles	51		52
Total costs and expenses	1,974		2,084

Loss on sale of receivables	(1)		(1)
Other income (expense)	-		-	(c)
Total other income (expense)	(1)		(1)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	107	(a)	115	(c)
Ride Performance Division	71	(a)	70	(c)
Other	(23)		(29)
	155		156

Interest expense (net of interest capitalized)	17		19
Earnings before income taxes and noncontrolling interests	138		137

Income tax expense	47	(b)	46	(d)
Net income	91		91

Less: Net income attributable to noncontrolling interests	13		10
Net income attributable to Tenneco Inc.	$78		$81

Weighted average common shares outstanding:
Basic	60.8		60.7
Diluted	61.4		61.7

Earnings per share of common stock:
Basic	$1.27		$1.34
Diluted	$1.26		$1.32

(a) Includes restructuring and related charges of $7 million pre-tax, $6 million after tax or $0.10 per diluted share. Of the adjustment, $6 million is recorded in cost of sales and $1 million is recorded in selling, general and administrative expenses. $1 million is recorded in the Clean Air Division and $6 million is recorded in the Ride Performance Division.

(b) Includes net tax adjustments of $2 million or $0.03 per diluted share for tax adjustments to prior year estimates.

(c) Includes restructuring and related charges of $10 million pre-tax, $7 million after tax or $0.11 per diluted share. Of the adjustment, $5 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $1 million is recorded in other income (expense). $5 million is recorded in the Clean Air Division and $5 million is recorded in the Ride Performance Division.

(d) Includes net tax adjustments of $1 million or $0.02 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
SIX MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2015		2014
Net sales and operating revenues
Clean Air Division - Value-add revenues	$1,907		$1,986
Clean Air Division - Substrate sales	959		999
Ride Performance Division - Value-add revenues	1,287		1,350
	$4,153		$4,335

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	3,450	(a)	3,605	(c)
Engineering, research and development	79		84	(c)
Selling, general and administrative	246	(a)	271	(c)
Depreciation and amortization of other intangibles	101		103
Total costs and expenses	3,876		4,063

Loss on sale of receivables	(2)		(2)
Other income (expense)	-		(1)	(c)
Total other income (expense)	(2)		(3)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	198	(a)	200	(c)
Ride Performance Division	124	(a)	123	(c)
Other	(47)		(54)
	275		269

Interest expense (net of interest capitalized)	33		38
Earnings before income taxes and noncontrolling interests	242		231

Income tax expense	88	(b)	86	(d)
Net income	154		145

Less: Net income attributable to noncontrolling interests	27		18
Net income attributable to Tenneco Inc.	$127		$127

Weighted average common shares outstanding:
Basic	60.9		60.6
Diluted	61.5		61.6

Earnings per share of common stock:
Basic	$2.08		$2.10
Diluted	$2.06		$2.06

(a) Includes restructuring and related charges of $12 million pre-tax, $10 million after tax or $0.17 per diluted share. Of the adjustment, $10 million is recorded in cost of sales and $2 million is recorded in selling, general and administrative expenses. $3 million is recorded in the Clean Air Division and $9 million is recorded in the Ride Performance Division.

(b) Includes net adjustments of $3 million or $0.04 per diluted share for tax adjustments to prior year estimates.

(c) Includes restructuring and related charges of $20 million pre-tax, $17 million after tax or $0.28 per diluted share. Of the adjustment, $15 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $1 million is recorded in other income (expense). $13 million is recorded in the Clean Air Division and $7 million is recorded in the Ride Performance Division.

(d) Includes net tax adjustments of $1 million or $0.02 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		June 30, 2015		December 31, 2014

Assets

	Cash and cash equivalents	$250		$282

	Restricted cash	2		3

	Receivables, net	1,285	(a)	1,088	(a)

	Inventories	713		688

	Other current assets	356		365

	Investments and other assets	362	(c)	352	(c)

	Plant, property, and equipment, net	1,233		1,218

	Total assets	$4,201		$3,996

Liabilities and Shareholders' Equity

	Short-term debt	$127		$60

	Accounts payable	1,391		1,372

	Accrued taxes	61		40

	Accrued interest	4		3

	Other current liabilities	343		324

	Long-term debt	1,103	(b) (c)	1,055	(b) (c)

	Deferred income taxes	20		18

	Deferred credits and other liabilities	531		551

	Redeemable noncontrolling interests	30		35

	Tenneco Inc. shareholders' equity	550		497

	Noncontrolling interests	41		41

	Total liabilities, redeemable noncontrolling interests
	and shareholders' equity	$4,201		$3,996

		June 30, 2015		December 31, 2014
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$187		$153

		June 30, 2015		December 31, 2014
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$67		$-
	Term loan A (Due 2019)	293		300
	6.875% senior notes (Due 2020)	500		500
	5.375% senior notes (Due 2024)	225		225
	Other long term debt	18		30

		$1,103		$1,055

(c) In April 2015, the FASB issued Accounting Standard Update 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability. Tenneco adopted this standard for the first quarter of 2015 and applied retrospectively. The balance for unamortized debt issuance costs was $13 million and $14 million at June 30, 2015 and December 31, 2014, respectively.

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	June 30,
	2015	2014

Operating activities:
Net income	$91	$91
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	51	52
Stock-based compensation	3	3
Deferred income taxes	(7)	(3)
Loss on sale of assets	1	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(26)	(69)
(Inc.)/dec. in inventories	13	(23)
(Inc.)/dec. in prepayments and other current assets	4	(14)
Inc./(dec.) in payables	(14)	73
Inc./(dec.) in accrued taxes	10	(5)
Inc./(dec.) in accrued interest	(12)	(4)
Inc./(dec.) in other current liabilities	20	11
Changes in long-term assets	(1)	-
Changes in long-term liabilities	1	3
Other	(2)	(2)
Net cash provided by operating activities	132	114

Investing activities:
Proceeds from sale of assets	1	-
Cash payments for plant, property & equipment	(73)	(84)
Cash payments for software-related intangible assets	(3)	(2)
Change in restricted cash	(2)	1
Net cash used by investing activities	(77)	(85)

Financing activities:
Issuance of common shares	5	1
Purchase of common stock under the share repurchase program	(33)	-
Tax benefit from stock-based compensation	3	5
Issuance of long-term debt	-	45
Debt issuance costs on long-term debt	(1)	-
Retirement of long-term debt	(17)	(7)
Net inc./(dec.) in bank overdrafts	(3)	(5)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	(26)	(30)
Net inc./(dec.) in short-term debt secured by accounts receivable	-	(30)
Capital contribution from noncontrolling interest partner	-	4
Distribution to noncontrolling interest partners	(22)	(23)
Net cash used by financing activities	(94)	(40)

Effect of foreign exchange rate changes on cash and cash equivalents	1	4

Decrease in cash and cash equivalents	(38)	(7)
Cash and cash equivalents, April 1	288	267
Cash and cash equivalents, June 30	$250	$260

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$29	$24
Cash paid during the period for income taxes (net of refunds)	35	53

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$41	$39

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Six Months Ended
	June 30,
	2015	2014

Operating activities:
Net income	$154	$145
Adjustments to reconcile net income
to net cash provided (used) by operating activities -
Depreciation and amortization of other intangibles	101	103
Stock-based compensation	9	8
Deferred income taxes	(13)	(1)
Loss on sale of assets	1	2
Changes in components of working capital-
(Inc.)/dec. in receivables	(220)	(303)
(Inc.)/dec. in inventories	(46)	(104)
(Inc.)/dec. in prepayments and other current assets	(3)	(52)
Inc./(dec.) in payables	63	160
Inc./(dec.) in accrued taxes	22	-
Inc./(dec.) in accrued interest	1	-
Inc./(dec.) in other current liabilities	18	24
Changes in long-term assets	1	1
Changes in long-term liabilities	(2)	(10)
Other	(4)	1
Net cash provided (used) by operating activities	82	(26)

Investing activities:
Proceeds from sale of assets	2	-
Cash payments for plant, property & equipment	(150)	(167)
Cash payments for software-related intangible assets	(8)	(9)
Change in restricted cash	1	-
Net cash used by investing activities	(155)	(176)

Financing activities:
Issuance (Repurchase) of common shares	5	(1)
Purchase of common stock under the share repurchase program	(44)	-
Tax benefit from stock-based compensation	6	17
Issuance of long-term debt	-	45
Debt issuance costs on long-term debt	(1)	-
Retirement of long-term debt	(21)	(10)
Net inc./(dec.) in bank overdrafts	(11)	(1)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	85	167
Net inc./(dec.) in short-term debt secured by accounts receivable	50	(10)
Capital contribution from noncontrolling interest partner	-	5
Distribution to noncontrolling interest partners	(22)	(23)
Net cash provided by financing activities	47	189

Effect of foreign exchange rate changes on cash and cash equivalents	(6)	(2)

Decrease in cash and cash equivalents	(32)	(15)
Cash and cash equivalents, January 1	282	275
Cash and cash equivalents, June 30	$250	$260

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$33	$38
Cash paid during the period for income taxes (net of refunds)	35	74

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$41	$39

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q2 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$78

Net income attributable to noncontrolling interests										13

Net income										91

Income tax expense										47

Interest expense (net of interest capitalized)										17

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	155

Depreciation and amortization of other intangibles	17	10	6	33	9	7	2	18	-	51

Total EBITDA including noncontrolling interests (2)	$84	$22	$34	$140	$60	$19	$10	$89	$(23)	$206

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$81

Net income attributable to noncontrolling interests										10

Net income										91

Income tax expense										46

Interest expense (net of interest capitalized)										19

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	156

Depreciation and amortization of other intangibles	17	11	5	33	8	9	2	19	-	52

Total EBITDA including noncontrolling interests (2)	$91	$29	$28	$148	$56	$23	$10	$89	$(29)	$208

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q2 2015				Q2 2014
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$206	$155	$78	$1.26	$208	$156	$81	$1.32

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			7	7	6	0.10	10	10	7	0.11
Net tax adjustments			-	-	2	0.03	-	-	1	0.02

Non-GAAP earnings measures			$213	$162	$86	$1.39	$218	$166	$89	$1.45

	Q2 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	$155
Restructuring and related expenses	-	1	-	1	1	4	1	6	-	7
Adjusted EBIT	$67	$13	$28	$108	$52	$16	$9	$77	$(23)	$162

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	$156
Restructuring and related expenses	-	1	4	5	-	4	1	5	-	10
Adjusted EBIT	$74	$19	$27	$120	$48	$18	$9	$75	$(29)	$166

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$127

Net income attributable to noncontrolling interests										27

Net income										154

Income tax expense										88

Interest expense (net of interest capitalized)										33

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	275

Depreciation and amortization of other intangibles	34	20	12	66	17	15	3	35	-	101

Total EBITDA including noncontrolling interests (2)	$155	$42	$67	$264	$103	$35	$21	$159	$(47)	$376

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$127

Net income attributable to noncontrolling interests										18

Net income										145

Income tax expense										86

Interest expense (net of interest capitalized)										38

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	269

Depreciation and amortization of other intangibles	33	23	10	66	16	18	3	37	-	103

Total EBITDA including noncontrolling interests (2)	$163	$50	$53	$266	$94	$48	$18	$160	$(54)	$372

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2015				YTD 2014
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$376	$275	$127	$2.06	$372	$269	$127	$2.06

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			12	12	10	0.17	20	20	17	0.28
Net tax adjustments			-	-	3	0.04	-	-	1	0.02

Non-GAAP earnings measures			$388	$287	$140	$2.27	$392	$289	$145	$2.36

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	$275
Restructuring and related expenses	-	2	1	3	1	7	1	9	-	12
Adjusted EBIT	$121	$24	$56	$201	$87	$27	$19	$133	$(47)	$287

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	$269
Restructuring and related expenses	-	9	4	13	-	6	1	7	-	20
Adjusted EBIT	$130	$36	$47	$213	$78	$36	$16	$130	$(54)	$289

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q2 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$746	$269	$477	$(2)	$479
Europe, South America & India	471	170	301	(68)	369
Asia Pacific	244	56	188	(3)	191
Total Clean Air Division	1,461	495	966	(73)	1,039

Ride Performance Division
North America	360	-	360	(7)	367
Europe, South America & India	252	-	252	(57)	309
Asia Pacific	57	-	57	(2)	59
Total Ride Performance Division	669	-	669	(66)	735

Total Tenneco Inc.	$2,130	$495	$1,635	$(139)	$1,774

	Q2 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$755	$285	$470	$-	$470
Europe, South America & India	523	174	349	-	349
Asia Pacific	263	56	207	-	207
Total Clean Air Division	1,541	515	1,026	-	1,026

Ride Performance Division
North America	364	-	364	-	364
Europe, South America & India	280	-	280	-	280
Asia Pacific	56	-	56	-	56
Total Ride Performance Division	700	-	700	-	700

Total Tenneco Inc.	$2,241	$515	$1,726	$-	$1,726

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,430	$509	$921	$(3)	$924
Europe, South America & India	928	334	594	(132)	726
Asia Pacific	508	116	392	(8)	400
Total Clean Air Division	2,866	959	1,907	(143)	2,050

Ride Performance Division
North America	691	-	691	(12)	703
Europe, South America & India	482	-	482	(103)	585
Asia Pacific	114	-	114	(5)	119
Total Ride Performance Division	1,287	-	1,287	(120)	1,407

Total Tenneco Inc.	$4,153	$959	$3,194	$(263)	$3,457

	YTD 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,453	$549	$904	$-	$904
Europe, South America & India	1,029	346	683	-	683
Asia Pacific	503	104	399	-	399
Total Clean Air Division	2,985	999	1,986	-	1,986

Ride Performance Division
North America	699	-	699	-	699
Europe, South America & India	543	-	543	-	543
Asia Pacific	108	-	108	-	108
Total Ride Performance Division	1,350	-	1,350	-	1,350

Total Tenneco Inc.	$4,335	$999	$3,336	$-	$3,336

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q2 2015 vs. Q2 2014 $ Change and % Change Increase (Decrease)
			Value-add Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$(9)	(1%)	$9	2%
Europe, South America & India	(52)	(10%)	20	6%
Asia Pacific	(19)	(7%)	(16)	(8%)
Total Clean Air Division	(80)	(5%)	13	1%

Ride Performance Division
North America	(4)	(1%)	3	1%
Europe, South America & India	(28)	(10%)	29	10%
Asia Pacific	1	2%	3	5%
Total Ride Performance Division	(31)	(4%)	35	5%

Total Tenneco Inc.	$(111)	(5%)	$48	3%

	YTD Q2 2015 vs. YTD Q2 2014 $ Change and % Change Increase (Decrease)
			Value-add Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$(23)	(2%)	$20	2%
Europe, South America & India	(101)	(10%)	43	6%
Asia Pacific	5	1%	1	0%
Total Clean Air Division	(119)	(4%)	64	3%

Ride Performance Division
North America	(8)	(1%)	4	1%
Europe, South America & India	(61)	(11%)	42	8%
Asia Pacific	6	6%	11	10%
Total Ride Performance Division	(63)	(5%)	57	4%

Total Tenneco Inc.	$(182)	(4%)	$121	4%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended June 30,

		2015		2014

Total debt (1)		$1,230		$1,285

Total cash		252		265

Debt net of cash balances (2)		$978		$1,020

Adjusted LTM EBITDA including noncontrolling interests (3) (4)		$780		$754

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (5)		1.3x		1.4x

	Q3 14	Q4 14	Q1 15	Q2 15	Q2 15 LTM

Net income attributable to Tenneco Inc.	$78	$21	$49	$78	$226

Net income attributable to noncontrolling interests	11	15	14	13	53

Income tax expense	31	14	41	47	133

Interest expense (net of interest capitalized)	20	33	16	17	86

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	140	83	120	155	498

Depreciation and amortization of other intangibles	52	53	50	51	206

Total EBITDA including noncontrolling interests (3)	192	136	170	206	704

Restructuring and related expenses	8	20	5	7	40

Bad debt charge (6)	4	-	-	-	4

Pension/Postretirement charges (7)	-	32	-	-	32

Total Adjusted EBITDA including noncontrolling interest (4)	$204	$188	$175	$213	$780

	Q3 13	Q4 13	Q1 14	Q2 14	Q2 14 LTM

Net income attributable to Tenneco Inc.	$12	$54	$46	$81	$193

Net income attributable to noncontrolling interests	10	11	8	10	39

Income tax expense	30	33	40	46	149

Interest expense (net of interest capitalized)	20	20	19	19	78

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	72	118	113	156	459

Depreciation and amortization of other intangibles	51	54	51	52	208

Total EBITDA including noncontrolling interests (3)	123	172	164	208	667

Restructuring and related expenses	58	9	10	10	87

Total Adjusted EBITDA including noncontrolling interest (4)	$181	$181	$174	$218	$754

(1) In April 2015, the FASB issued Accounting Standard Update 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the associated debt liability. Tenneco adopted this standard for the first quarter of 2015 and applied retrospectively. The balance for unamortized debt issuance costs was $13 million and $12 million at June 30, 2015 and June 30, 2014, respectively.

(2) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for- dollar basis.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(5) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of the company's credit position and progress toward reducing the company's financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (2), (3) and (4) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(6) Charge related to the bankruptcy of an aftermarket customer in Europe.

(7) Charges related to Pension derisking and postretirement medical true-up.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)
	Q2 2015
					Value-add
			Revenues	Substrate Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$1,522	$(121)	$1,643	$453	$1,190
Original equipment commercial truck, off-highway and other revenues	256	(24)	280	79	201
Aftermarket revenues	352	(31)	383	-	383
Net sales and operating revenues	$2,130	$(176)	$2,306	$532	$1,774

	Q2 2014
					Value-add
			Revenues	Substrate Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$1,577	-	$1,577	423	$1,154
Original equipment commercial truck, off-highway and other revenues	302	-	302	92	210
Aftermarket revenues	362	-	362	-	362
Net sales and operating revenues	$2,241	$-	$2,241	$515	$1,726

	YTD 2015
					Value-add
			Revenues	Substrate Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$2,988	$(238)	$3,226	$875	$2,351
Original equipment commercial truck, off-highway and other revenues	513	(46)	559	157	402
Aftermarket revenues	652	(52)	704	-	704
Net sales and operating revenues	$4,153	$(336)	$4,489	$1,032	$3,457

	YTD 2014
					Value-add
			Revenues	Substrate Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$3,085	$-	$3,085	$826	$2,259
Original equipment commercial truck, off-highway and other revenues	579	-	579	173	406
Aftermarket revenues	671	-	671	-	671
Net sales and operating revenues	$4,335	$-	$4,335	$999	$3,336

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q2 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$746	$471	$244	$1,461	$360	$252	$57	$669	$-	$2,130

Less: Substrate sales	269	170	56	495	-	-	-	-	-	495

Value-add revenues	$477	$301	$188	$966	$360	$252	$57	$669	$-	$1,635

EBIT	$67	$12	$28	$107	$51	$12	$8	$71	$(23)	$155

EBIT as a % of revenue	9.0%	2.5%	11.5%	7.3%	14.2%	4.8%	14.0%	10.6%		7.3%
EBIT as a % of value-add revenue	14.0%	4.0%	14.9%	11.1%	14.2%	4.8%	14.0%	10.6%		9.5%

Adjusted EBIT	$67	$13	$28	$108	$52	$16	$9	$77	$(23)	$162

Adjusted EBIT as a % of revenue	9.0%	2.8%	11.5%	7.4%	14.4%	6.3%	15.8%	11.5%		7.6%
Adjusted EBIT as a % of value-add revenue	14.0%	4.3%	14.9%	11.2%	14.4%	6.3%	15.8%	11.5%		9.9%

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$755	$523	$263	$1,541	$364	$280	$56	$700	$-	$2,241

Less: Substrate sales	285	174	56	515	-	-	-	-	-	515

Value-add revenues	$470	$349	$207	$1,026	$364	$280	$56	$700	$-	$1,726

EBIT	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	$156

EBIT as a % of revenue	9.8%	3.4%	8.7%	7.5%	13.2%	5.0%	14.3%	10.0%		7.0%
EBIT as a % of value-add revenue	15.7%	5.2%	11.1%	11.2%	13.2%	5.0%	14.3%	10.0%		9.0%

Adjusted EBIT	$74	$19	$27	$120	$48	$18	$9	$75	$(29)	$166

Adjusted EBIT as a % of revenue	9.8%	3.6%	10.3%	7.8%	13.2%	6.4%	16.1%	10.7%		7.4%
Adjusted EBIT as a % of value-add revenue	15.7%	5.4%	13.0%	11.7%	13.2%	6.4%	16.1%	10.7%		9.6%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,430	$928	$508	$2,866	$691	$482	$114	$1,287	$-	$4,153

Less: Substrate sales	509	334	116	959	-	-	-	-	-	959

Value-add revenues	$921	$594	$392	$1,907	$691	$482	$114	$1,287	$-	$3,194

EBIT	$121	$22	$55	$198	$86	$20	$18	$124	$(47)	$275

EBIT as a % of revenue	8.5%	2.4%	10.8%	6.9%	12.4%	4.1%	15.8%	9.6%		6.6%
EBIT as a % of value-add revenue	13.1%	3.7%	14.0%	10.4%	12.4%	4.1%	15.8%	9.6%		8.6%

Adjusted EBIT	$121	$24	$56	$201	$87	$27	$19	$133	$(47)	$287

Adjusted EBIT as a % of revenue	8.5%	2.6%	11.0%	7.0%	12.6%	5.6%	16.7%	10.3%		6.9%
Adjusted EBIT as a % of value-add revenue	13.1%	4.0%	14.3%	10.5%	12.6%	5.6%	16.7%	10.3%		9.0%

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,453	$1,029	$503	$2,985	$699	$543	$108	$1,350	$-	$4,335

Less: Substrate sales	549	346	104	999	-	-	-	-	-	999

Value-add revenues	$904	$683	$399	$1,986	$699	$543	$108	$1,350	$-	$3,336

EBIT	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	$269

EBIT as a % of revenue	8.9%	2.6%	8.5%	6.7%	11.2%	5.5%	13.9%	9.1%		6.2%
EBIT as a % of value-add revenue	14.4%	4.0%	10.8%	10.1%	11.2%	5.5%	13.9%	9.1%		8.1%

Adjusted EBIT	$130	$36	$47	$213	$78	$36	$16	$130	$(54)	$289

Adjusted EBIT as a % of revenue	8.9%	3.5%	9.3%	7.1%	11.2%	6.6%	14.8%	9.6%		6.7%
Adjusted EBIT as a % of value-add revenue	14.4%	5.3%	11.8%	10.7%	11.2%	6.6%	14.8%	9.6%		8.7%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco
Investor Inquiries
Linae Golla, 847-482-5162
lgolla@tenneco.com
or
Media Inquiries
Bill Dawson, 847-482-5807
bdawson@tenneco.com